UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 17, 2024

Tivic Health Systems, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-41052	81-4016391
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

47685 Lakeview Blvd.
Fremont, California		94538
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 888 276-6888

25821 Industrial Blvd., Suite 100
Hayward, California 94545

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	TIVC	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Christina Valauri to the Board

On June 17, 2024, the board of directors (the “Board”) of Tivic Health Systems, Inc. (the “Company”) appointed Christina Valauri as a director of the Company, effective July 1, 2024, to fill a vacancy in the Class I class of directors of the Board. Additionally, Ms. Valauri was appointed to serve as a member of the Compensation Committee, Audit and Risk Committee and Nominations and Corporate Governance Committee of the Board, and will replace Karen Drexler as chairperson of the Nominations and Corporate Governance Committee, in each case effective July 1, 2024. Ms. Drexler will continue to serve as a member of the Nominations and Corporate Governance Committee upon Ms. Valauri taking over the chair of such committee.

Ms. Valauri has served as an advisor to the Company and the Board since April 2023.

There is no arrangement or understanding between Ms. Valauri and any other person pursuant to which Ms. Valauri was selected as a director of the Company. Other than the Company’s formal plan for compensating its non-executive directors for their services, there are no plans, contracts or arrangements or amendments to any plans, contracts or arrangements, that were entered into with Ms. Valauri in connection with her election to the Board, nor were there any equity grants or awards issued, or expected to be issued, to Ms. Valauri in connection therewith. Ms. Valauri is not a participant in, nor is she to be a participant in, any related-person transaction or proposed related-person transaction required to be disclosed by Item 404(a) of Regulation S-K under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Resignation of Karen Drexler from the Board

On June 17, 2024, Karen Drexler tendered her resignation from the Board and each of the Compensation Committee, Audit and Risk Committee and Nominations and Corporate Governance Committee thereof, in each case effective September 30, 2024. Ms. Drexler’s decision to resign from her positions as a director on the Company’s Board was not the result of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices, and it is expected that Ms. Drexler will continue to serve as an advisor to the Company and the Board after her resignation is effective.

Item 5.08 Shareholder Director Nominations

The Company has established August 9, 2024 as the date of the Company’s 2024 annual meeting of stockholders (the “Annual Meeting”), and June 17, 2024 as the record date for determining stockholders entitled to notice of, and to vote at, the Annual Meeting. The time, place and detailed information regarding the proposals to be presented at the Annual Meeting will be set forth in a Definitive Proxy Statement on Schedule 14A to be filed with the Securities and Exchange Commission.

Because the date of the Annual Meeting will be more than 30 days from the anniversary of the Company’s 2023 annual meeting of stockholders, the deadline for submission of proposals by stockholders for inclusion in the Company’s proxy materials in accordance with Rule 14a-8 under the Exchange Act will be 5:00 p.m. Pacific Time on Thursday, June 27, 2024. Any such proposal must also meet the requirements set forth in the rules and regulations of the Exchange Act in order to be eligible for inclusion in the proxy materials for the Annual Meeting.

In addition, in accordance with the Company’s amended and restated bylaws, as amended (“Bylaws”), any stockholder who intends to nominate a person for election as a director or submit a proposal for inclusion at the Company’s Annual Meeting must provide notice (“Stockholder Notice”) on or before 5:00 p.m. Pacific Time on Thursday, June 27, 2024. Any Stockholder Notice must comply with the specific requirements set forth in the Company’s Bylaws in order to be considered at the Annual Meeting. Any such proposal shall be mailed to: Tivic Health Systems, Inc., 47685 Lakeview Blvd, Fremont, CA 94538, Attn.: Secretary.

Item 7.01 Regulation FD Disclosure.

On June 18, 2024, the Company issued a press release announcing the changes to the Board discussed in Item 5.02, above. A copy of that press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K (this “Current Report”) and incorporated herein by reference.

The information set forth under Item 7.01 of this Current Report, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of such section. The information in Item 7.01 of this Current Report, including Exhibit 99.1, shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any incorporation by reference language in any such filing, except as expressly set forth by specific reference in such a filing. This Current Report will not be deemed an admission as to the materiality of any information in this Current Report that is required to be disclosed solely by Regulation FD.

Forward-Looking Statements

This Current Report, including Exhibit 99.1 attached hereto, contains certain forward-looking statements that involve substantial risks and uncertainties. When used herein, the terms “anticipates,” “expects,” “estimates,” “believes,” “will” and similar expressions, as they relate to us or our management, are intended to identify such forward-looking statements.

Forward-looking statements in this Current Report, or hereafter, including in other publicly available documents filed with the Securities and Exchange Commission, reports to the stockholders of the Company and other publicly available statements issued or released by us involve known and unknown risks, uncertainties and other factors which could cause our actual results, performance (financial or operating) or achievements to differ from the future results, performance (financial or operating) or achievements expressed or implied by such forward-looking statements. Such future results are based upon management’s best estimates based upon current conditions and the most recent results of operations. These risks include, but are not limited to, the risks set forth herein and in such other documents filed with the Securities and Exchange Commission, each of which could adversely affect our business and the accuracy of the forward-looking statements contained herein. Our actual results, performance or achievements may differ materially from those expressed or implied by such forward-looking statements.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1	Press Release, dated June 18, 2024.
104	Cover Page Interactive Data File (formatted in Inline XBRL and contained in Exhibit 101).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TIVIC HEALTH SYSTEMS, INC.

Date:	June 18, 2024	By:	/s/ Jennifer Ernst
Name: Jennifer Ernst Title: Chief Executive Officer